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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 13, 2000




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



   Delaware                         1-15343                    73-1462856
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                              74172
(Address of principal executive offices)                       (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

         Williams Communications Group, Inc. (the "Company") has announced that it is considering plans to sell approximately $700,000,000 of senior notes in a private placement. The proceeds from the sale will be used to continue the enhancement and expansion of the Williams Communications network and for working capital and general corporate purposes.

Item 7. Exhibits.

        The Company files the following exhibit as part of this report:

                      Exhibit 99.1. Copy of the Company's News Release, dated July 13, 2000, publicly announcing the information reported herein.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WILLIAMS COMMUNICATIONS GROUP, INC.


                                           /s/ LORETTA K. ROBERTS
                                          -------------------------------------
                                          Name:  Loretta K. Roberts
                                          Title: Secretary



Date:  July 13, 2000






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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Copy of the Company's News Release, dated July 13, 2000, publicly announcing the information reported herein.